Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt

Note J – Debt

Adams Street Capital Credit Agreement

On October 28, 2020, the Company entered into a credit agreement with Adams Street Capital (the “Adams Street Credit Agreement”). The Adams Street Credit Agreement includes a $31.0 million term loan commitment, $5.0 million revolving credit facility commitment, and $15.0 million delayed draw term loan, all of which mature on October 28, 2026. On January 15, 2021, the Company drew $15.0 million on the delayed draw term loan to finance the Oakman acquisition. On February 17, 2021, the Company amended the Adams Street Capital Credit Agreement to increase the principal amount of the Adams Street Term Loan by an additional $32.0 million, which was incurred to finance the DPSS acquisition. On July 30, 2021, we drew $3.0 million on the revolving credit facility and repaid the $3.0 million draw down on September 23, 2021. There were no borrowings outstanding under the revolving credit facility as of December 31, 2021 and December 31, 2020.

On September 2, 2021, the Adams Street Credit Agreement was amended to provide that the consolidated total net leverage ratio not exceed 6.50:1.00 on the last day of any quarter (“the Financial Covenant”), to remove the cap on the amount of unrestricted cash which may be netted for purposes of the Financial Covenant, to redefine “Consolidated EBITDA”, and to reset the call protection terms.

In December 2021, the Company entered into a Consent to Credit Agreement whereby Adams Street Capital agreed to an extension of the delivery of periodic financial statements required under the Adams Street Credit Agreement. As of December 31, 2021 and December 31, 2020, the Company was in compliance with the covenant requirements.

Silicon Valley Bank Loan Agreement

On August 31, 2020, the Company entered into a $45.4 million loan agreement with Silicon Valley Bank, which was subsequently modified to increase the principal to $51.1 million on October 28, 2020 (the “SVB Loan”). On April 2, 2021, the Company amended the SVB Loan Agreement to extend the term from August 2021 to September 30, 2022. On September 2, 2021, the Company repaid the full outstanding principal and interest on the SVB Loan.

Paycheck Protection Program (“PPP”) Loan

On May 1, 2020, prior to its acquisition, DSS received a PPP Loan for $1.1 million (the “DSS PPP Loan”). Under the terms of the DSS PPP Loan, DSS could apply for forgiveness under the PPP regulations if DSS used the proceeds of the loan for its payroll costs and other expenses in accordance with the requirements of the PPP. Proceeds from the DSS PPP loan, including interest calculated at a nominal and effective interest rate of 1.00% per annum, were included in a DSS savings account as of the DSS acquisition date. Any amount of the DSS PPP Loan forgiven and proportionate interest amount will be released to the seller of DSS. The Company did not use any of the DSS PPP Loan funds assumed as part of the DSS acquisition. On June 18, 2021, $0.6 million of the DSS PPP Loan was forgiven and as a result was reclassified as a note payable to the seller of DSS. During the Successor 2021 Period, the Company repaid the $0.6 million note payable to the seller of DSS and the remaining outstanding principal and interest of $0.5 million on the DSS PPP loan.

D&O Financing Loan

On September 3, 2021, the Company entered into a $3.0 million loan (the “D&O Financing Loan”) with BankDirect Capital Finance to finance the Company’s directors and officers insurance premium. The D&O Financing Loan has an interest rate of 1.74% per annum and a maturity date of May 3, 2022.

The table below presents details of the Company’s debt as of the following periods including the effective interest rate as of December 31, 2021:

	Successor
	Effective interest	December 31,	December 31,
	rate	2021	2020
Adams Street Term Loan	7.58%	$30,690	$31,000
Adams Street Revolving Credit Facility	7.00	—	—
Adams Street Delayed Draw Term Loan	7.57	14,850	—
Adams Street Incremental Term Loan	7.47	31,760	—
SVB Loan	—	—	46,500
DSS PPP Loan	—	—	1,058
D&O Financing Loan	1.75	1,904	—
Total debt		79,204	78,558
Less: unamortized discounts and issuance costs		1,653	842
Total debt, net		77,551	77,716
Less: Short-term debt, including current portion of long-term debt		2,684	1,074
Total long-term debt, net		$74,867	$76,642

The maturities of the Company’s long-term debt outstanding as of December 31, 2021 are as follows:

	2022	2023	2024	2025	2026	Thereafter	Total
Adams Street Term Loan	$310	$310	$310	$310	$29,450	$—	$30,690
Adams Street Delayed Draw Term Loan	150	150	150	150	14,250	—	14,850
Adams Street Incremental Term Loan	320	320	320	320	30,480	—	31,760
D&O Financing Loan	1,904	—	—	—	—	—	1,904
Total long-term debt maturities	$2,684	$780	$780	$780	$74,180	$—	$79,204

The table below presents the interest expense on debt, including the amortization of discounts and issuance costs for the following periods:

	Successor		Predecessor
		Period from	Period from
	Year Ended	February 10, 2020 to	January 1, 2020 to
	December 31, 2021	December 31, 2020	June 21, 2020
Interest expense on debt	$6,458	$878	$83

Liquidity Risks and Uncertainties

The Company’s primary sources of liquidity are cash flows provided by operations, access to existing credit facilities and proceeds from the Merger. Prior to becoming a public company, in the Successor 2020 period, AEI provided an additional source of liquidity to facilitate the purchase of Adcole, DSS and MIS.

Liquidity risk refers to the risk that the Company will be unable to finance its operations due to a loss of access to existing sources of liquidity and the Company’s ability to meet its financial obligations as they become due.

Since its inception, the Company has incurred net losses and negative operating cash flows, in addition to other cash uses associated with capital expenditures, costs associated with the Company’s acquisitions, and costs associated with the Merger, among other uses. While some of these cash outflows have been non-recurring in nature, the Company has continued to experience net cash outflows from operating activities. While the Company believes its continued growth and cash flow management will result in improvements in cash flow usage from operating activities going forward, there can be no assurance these improvements will be achieved.

As of December 31, 2021, total available liquidity was $25.5 million, comprised of $20.5 million in cash and cash equivalents and $5.0 million in available borrowings from our existing credit facilities. As further disclosed in Note U, on March 25, 2022, our existing credit facilities were amended to, among other things, increase commitments under the revolving credit facility to $25.0 million. The Company believes that existing sources of liquidity will be sufficient to meet its working capital needs and comply with its debt covenants for at least the next twelve months from the date on which the consolidated financial statements were issued. As part of the Company’s debt management strategy, management continuously evaluates opportunities to further strengthen the Company’s financial position including the issuance of additional equity or debt securities, refinance or otherwise restructure the existing credit facilities, or enter into new financing arrangements. In addition, the Company has identified a plan to execute certain cost reduction actions including, among others, integration-related workforce rationalizations, real estate synergies, business unit optimization initiatives, and cost savings associated with certain Corporate level employment costs. There can be no assurances that any of these actions will be sufficient to allow the Company to service its debt obligations, meet its debt covenants, or that such actions will not result in an adverse impact on our business.